UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  March 31, 2010

WAUSAU PAPER CORP.

(Exact name of registrant as specified in its charter)

WISCONSIN

1-13923

39-0690900

(State or other

(Commission File

(IRS Employer

jurisdiction of

Number)

Identification

incorporation)

Number)

100 PAPER PLACE

MOSINEE, WI 54455-9099

(Address of principal executive offices, including Zip Code)

(715) 693-4470

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations

Item 1.01

Entry into a Material Definitive Agreement

Effective March 31, 2010, Wausau Paper Corp. (the “Company”) entered into a Note Purchase and Private Shelf Agreement (the “Agreement”) with Prudential Investment Management, Inc. (“Prudential”); The Prudential Insurance Company of America; Pruco Life Insurance Company of New Jersey; Prudential Annuities Life Assurance Corporation; Forethought Life Insurance Company; United of Omaha Life Insurance Company; and Companion Life Insurance Company, which will provide the Company with certain financing arrangements from Prudential and certain affiliates of Prudential.  The Company entered into the Agreement with Prudential in preparation of the third quarter 2011 expiration of the Company’s existing credit facilities.  Additional information regarding the Agreement with Prudential is included in Item 2.03 below.

A news release containing the Company’s announcement regarding the Agreement with Prudential is attached to this report as Exhibit 99.1.

Section 2 – Financial Information

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Under the Agreement with Prudential, the Company agreed to issue an aggregate principal amount of $50,000,000 of its Series A Senior Notes (the “Series A Notes”).  The Series A Notes bear interest at a rate of 5.69% per annum and mature on April 9, 2017.

The Agreement contains a number of customary covenants related to this type of financing, including the requirement that the Company maintain a minimum consolidated net worth and the requirement that the Company maintain certain minimum financial ratios.  The Agreement also contains customary events of default, the occurrence of which may result in all of the Series A Notes then outstanding becoming immediately due and payable.  The proceeds of the Series A Notes will be used to repay existing indebtedness of the Company and for general corporate purposes.

Under the Private Shelf Facility portion of the Agreement, the Company may issue, and Prudential and its affiliates may in their sole discretion purchase, within the next three years, additional senior promissory notes (the “Shelf Notes”) in the aggregate principal amount of $125,000,000.  The Shelf Notes will have a maturity date of no more than twelve years after the date of issue, and an average life of no more than ten years after the date of issue.  The Shelf Notes will have such other terms, including interest rate, as the parties may agree upon at the time of issuance.

The foregoing description of the Agreement is qualified in its entirety by reference to the complete terms of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 10.1

Note Purchase and Private Shelf Agreement among Wausau Paper Corp., Prudential Investment Management, Inc.; The Prudential Insurance Company of America; Pruco Life Insurance Company of New Jersey; Prudential Annuities Life Assurance Corporation; Forethought Life Insurance Company; United of Omaha Life Insurance Company; and Companion Life Insurance Company dated as of March 31, 2010.

Exhibit 99.1

News release dated April 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  April 1, 2010

By:  SCOTT P. DOESCHER

Scott P. Doescher

Executive Vice President–Finance

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated March 31, 2010

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. §232.102(d))

10.1

Note Purchase and Private Shelf Agreement among Wausau Paper Corp., Prudential Investment Management, Inc.; The Prudential Insurance Company of America; Pruco Life Insurance Company of New Jersey; Prudential Annuities Life Assurance Corporation; Forethought Life Insurance Company; United of Omaha Life Insurance Company; and Companion Life Insurance Company dated as of March 31, 2010.

99.1

News release dated April 1, 2010.